Exhibit 10.8

FIRST AMENDMENT TO SECURITY AGREEMENT (CSS)

FIRST AMENDMENT dated as of February 12, 2013 (this “Amendment”) with respect to that certain Amended and Restated Security Agreement, dated as of August 28, 2012 (the “Security Agreement”), by and between CSS Management Corp., a Pennsylvania corporation (the “Company”), and YA Global Investments, L.P., a Cayman Islands exempt limited partnership (“Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to the Security Agreement, the Company granted to the Secured Party a security interest in certain personal property assets;

WHEREAS, the Company, Timios National Corporation (“TNC”), the Company’s parent corporation, and the Secured Party have entered into a Restructuring Agreement, dated as of the date hereof (the “Restructuring Agreement”), pursuant to which, among other things, TNC and the Secured Party restructured the debt obligations owing by TNC to the Secured Party; and

WHEREAS, the Company and the Secured Party desire to amend the Security Agreement to reflect the terms and conditions set forth in the Restructuring Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
AMENDMENTS

Section 1.1.  Amendment to Section 1.4 (Definition of Note).  The definition of “Note” shall be deleted in its entirety and the following definition inserted in lieu thereof:

““Note” means that certain Second Amended and Restated Non-Recourse Promissory Note, No. HOMS-7-1, dated February 12, 2013 in the original principal amount of Five Hundred Fifty Thousand and 00/100 Dollars ($550,000), issued by the Company to the Secured Party, as may be amended, supplemented, modified and/or amended and restated from time to time.”

ARTICLE II
EFFECTIVE DATE

Section 2.1.  Effective Date.  This Amendment shall become effective as of the date hereof upon receipt by the Secured Party of counterparts of this Amendment, duly executed and delivered by the Company.

ARTICLE III
INTERPRETATION

Section 3.1.  Continuing Effect of Security Agreement.  The Company hereby ratifies, confirms and reaffirms all and singular the terms and conditions of the Security Agreement and the other documents, instruments and agreements executed in connection therewith or related thereto (collectively, the “Financing Documents”) and acknowledges and agrees that the Financing Documents shall continue to be and shall remain unchanged and in full force and effect in accordance with their terms.

Section 3.2.  No Waiver.  Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any default or Event of Default (as defined in the Financing Documents) or of any rights, powers, privileges or remedies that the Security Party has or may have under the Financing Documents or applicable law on account of such default or Event of Default.

ARTICLE IV
MISCELLANEOUS

Section 4.1.  Representations and Warranties.  The Company hereby represents and warrants as of the date hereof that, after giving effect to this Amendment, (a) no default or Event of Default has occurred and is continuing and (b) all representations and warranties made by the Company contained in the Financing Documents are true and correct in all material respects on and as of the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 4.2.  Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when duly executed shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 4.3.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

CSS MANAGEMENT CORP.

By:	/s/ Michael T. Brigante
Name:	Michael T. Brigante
Title:	CEO

YA GLOBAL INVESTMENTS, L.P.

By:	Yorkville Advisors, LLC
Its:	Investment Manager

By:	/s/ Ed Schinik
Name:	Ed Schinik
Title:	Chief Financial Officer